Exhibit 10.3
3039 Cornwallis Road
RTP, NC 27709
June 28, 2005
Mr. Michael Harrison
Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA 95110
Subject: Amendment 21 to SOW#1 of the IBM/Brocade Goods Agreement ROC-P-68
This letter (the “Amendment”) serves as Amendment Number 21 to SOW#1, including all amendments thereto (“SOW#1”) of the Goods Agreement ROC-P-68 (the “Agreement”), which the parties hereto do mutually agree to amend as follows
1. Delete the table in its entirety in Section 1.1, “Specifications” and replace with the following

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Amendment 21 to SOW 1
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2. Update pricing with the attached Exhibit A.
The effective date of this Amendment shall be the date on the top of this Amendment (the “Effective Date”).
The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

Accepted and Agreed To: International Business Machines Corporation	Accepted and Agreed To: Brocade Communications Systems, Inc.

By: /s/ Robert J. Tice 7/11/05	By: /s/ Jill Cameron 7/6/05

Authorized Signature Date	Authorized Signature Date

Robert J. Tice	JILL CAMERON

Type or Print Name	Type or Print Name

OEM Procurement GCM	Director, WW Sales Operations

Title & Organization	Title & Organization

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Amendment 21 to SOW 1
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EXHIBIT A
PRICING

IBM P/N / NUMA-Q P/N	Brocade P/N	Description	Unit price
[**]	[**]	8-Port Fibre Channel Switch Single Power Supply (SW2400) Includes [**]	[**]
[**]	[**]	16 Port Fibre Channel Switch Single Power Supply (SW2800) [**]	[**]
[**]	[**]	Silkworm 2000 Power Supply	[**]
[**]	[**]	Mainboard, SW 2400 (8-port)	[**]
[**]	[**]	Fan Tray, SW 2400 (8-port)	[**]
[**]	[**]	Chassis, SW 2400 (8-port)	[**]
[**]	[**]	Mainboard, SW 2800 (16-port)	[**]
[**]	[**]	Fan Tray, SW 2800 (16-port)	[**]
[**]	[**]	Chassis, SW 2800 (16-port) with operator panel / LCD	[**]
[**]	[**]	Quick Loop License	[**]
[**]	[**]	Fabric Watch License	[**]
[**]	[**]	Extended Fabrics	[**]
[**]	[**]	Extended Fabrics	[**]
[**]	[**]	Remote Switch	[**]
[**]	[**]	Remote Switch	[**]
[**]	[**]	8 Port Fibre Channel Switch Single Power Supply (SW3200) Includes[**]	[**]
[**]	[**]	8 Port Fibre Channel Switch Single Power Supply (SW3200) Includes [**]	[**]
[**]	[**]	Full Fabric Upgrade Includes[**]	[**]
[**]	[**]	16 Port Fibre Channel Switch Single Power Supply (SW3800) Includes [**]	[**]
[**]	[**]	Fan (SW3800)	[**]
[**]	[**]	Power Supply (SW3800)	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 21 to SOW 1
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[**]	[**]	Mainboard FRU (SW3800)	[**]
[**]	[**]	32 Port Fibre Channel Switch Double Power Supply (SW3900)Includes, [**]	[**]
[**]	[**]	Fan (SW3900)	[**]
[**]	[**]	Power Supply (SW3900)	[**]
[**]	[**]	Mainboard FRU (SW3900)	[**]
[**]	[**]	Secure Fabric OS (SW3200)	[**]
[**]	[**]	Secure Fabric OS (SW3800)	[**]
[**]	[**]	1Gb Secure Fabric OS	[**]
[**]	[**]	Secure Fabric OS (SW3900)	[**]
[**]	[**]	Secure Fabric OS (SW12000)	[**]
[**]	[**]	Performance Bundle (Trunking and Performance Monitoring)	[**]
[**]	[**]	Performance Bundle (Trunking and Performance Monitoring)	[**]
[**]	[**]	32 Port Fibre Channel Core Switch (SW12000) Includes [**]	[**]
[**]	[**]	Rack Mounting Kit 14U, FRU	[**]
[**]	[**]	Switch Blade 16 port, 2GB	[**]
[**]	[**]	Switch Blade 16 port, 2Gb, FRU	[**]
[**]	[**]	Chassis Door, Includes [**]	[**]
[**]	[**]	Control Processor Blade	[**]
[**]	[**]	Stiletto Port Blade Slot Filler Panel, SW12000, FRU	[**]
[**]	[**]	Power Supply , 180-264VAC, 1000W, FRU	[**]
[**]	[**]	Blower Assembly, FRU	[**]
[**]	[**]	Cable Management Pillar, FRU	[**]

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Amendment 21 to SOW 1
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[**]	[**]	WWN Card	[**]
[**]	[**]	Power Plug, Switch and Distribution Panel	[**]
[**]	[**]	Chassis FRU, includes [**]	[**]
[**]	[**]	Rear WWN Bezel Assy	[**]
[**]	[**]	Cable Management Tray	[**]
[**]	[**]	AC Power Cord, FRU	[**]
[**]	[**]	AC Power Cord, UK/Ireland, 250V, FRU	[**]
[**]	[**]	AC Power Cord, Cont. Europe CEE7/7, FRU	[**]
[**]	[**]	AC Power Cord, AUST/INZ, 250V	[**]
[**]	[**]	AC Power Cord, Intl IEC	[**]
[**]	[**]	Remote Switch software	[**]
[**]	[**]	Extended Fabric software	[**]
[**]	[**]	Fabric Manager 3.x	[**]
[**]	[**]	ISL Trunking (SW3200)	[**]
[**]	[**]	ISL Trunking (SW3800)	[**]

Buyer Part Number	Supplier Part Number	Product Description	Unit Price of Product	**13 months Software Maintenance (included in unit price of product)
[**]	[**]	Fabric Manager 4.x-Enterprise [**]	[**]	[**]
[**]	[**]	Fabric Manager 4.x — 3.0 to 4.x Upgrade to Enterprise ([**]	[**]	[**]
[**]	[**]	Fabric Manager 4.x with 10 Domains	[**]	[**]
[**]	[**]	Fabric Manager 4.x Upgrade from 10 Domains to Unlimited Domains	[**]	[**]
[**]	[**]	Secure Fabric OS (SW12000/24000)	[**]	[**]
[**]	[**]	32 Port Fibre Channel	[**]	[**]
Director (SW24000) Includes [**]
[**]	[**]	Meteor, 16 Port Upgrade Blade	[**]	[**]

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[**]	[**]	Meteor Upgrade kit. Includes: [**]	[**]	[**]
[**]	[**]	8 Port Fibre Channel Two	[**]	[**]
Domain Switch Single Power Supply (SW3250), Includes [**]
[**]	[**]	8 Port Fibre Channel Two Domain Switch Single Power Supply (SW3250), Includes [**]	[**]	[**]
[**]	[**]	16 Port Fibre Channel Four Domain Switch, Two Fixed Power Supplies (SW3850), Includes [**]	[**]	[**]
[**]	[**]	16 Port Fibre Channel Four Domain Switch, Two Fixed Power Supplies (SW3850), Includes [**]	[**]	[**]
[**]	[**]	Secure Fabric OS (SW3850)	[**]	[**]
[**]	[**]	Secure Fabric OS (SW3250)	[**]	[**]
[**]	[**]	Meteor FRU Chassis , includes [**]	[**]	[**]
[**]	[**]	Meteor FRU, Chassis Door. Includes [**]	[**]	[**]
[**]	[**]	Meteor Switch Blade 16 port, 2Gb, FRU	[**]	[**]
[**]	[**]	Meteor Control Processor Blade, FRU	[**]	[**]
[**]	[**]	FRU, Power Supply Filler Panels	[**]	[**]
[**]	[**]	Extended Fabric	[**]	[**]
[**]	[**]	Remote Switch	[**]	[**]
[**]	[**]	Performance Bundle (Trunking and Performance Monitoring)	[**]	[**]
[**]	[**]	Four Domain to Full Fabric Upgrade	[**]	[**]
[**]	[**]	Extended Fabric	[**]	[**]
[**]	[**]	Remote Switch	[**]	[**]
[**]	[**]	Performance Bundle (Trunking and Performance Monitoring)	[**]	[**]
[**]	[**]	Two Domain to Full Fabric Upgrade includes [**]	[**]	[**]
[**]	[**]	8 port Switch FRU [**]	[**]	[**]
[**]	[**]	8 port Switch FRU [**]	[**]	[**]
[**]	[**]	16 port Switch FRU COO — United States	[**]	[**]
[**]	[**]	16 port Switch FRU	[**]	[**]

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[**]	[**]	16 active ports, 4g Fiber Channel Switch (SW4100) with two power supplies; includes [**]	[**]	[**]
[**]	[**]	16 port 4g switch FRU (SW4100); includes [**]	[**]	[**]
[**]	[**]	Power Supply FRU (SW4100)	[**]	[**]
[**]	[**]	Fan FRU (SW4100)	[**]	[**]
[**]	[**]	Performance Monitoring (SW4100, SW210E)	[**]	[**]
[**]	[**]	ISL Trunking (SW4100, SW210E)	[**]	[**]
[**]	[**]	Performance Monitoring and Trunking Bundle (SW4100, SW210E)	[**]	[**]
[**]	[**]	Extended Fabric (SW4100)	[**]	[**]
[**]	[**]	Remote Switch (SW4100)	[**]	[**]
[**]	[**]	Secure Fabric OS (SW4100, SW210E)	[**]	[**]
[**]	[**]	16-24 port upgrade	[**]	[**]
[**]	[**]	24-32 port upgrade	[**]	[**]
[**]	[**]	16 to 32 port upgrade (Plant only)	[**]	[**]
[**]	[**]	16 to 32 port upgrade (Field only)	[**]	[**]
[**]	[**]	CUP for 2109-F32, 2005-B32/32B (single switch fabric)	[**]	[**]
[**]	[**]	CUP for 2109-F32, 2005-B32/32B (in cascaded fabrics)	[**]	[**]
[**]	[**]	CUP for 2109-M12 (single switch fabric)	[**]	[**]
[**]	[**]	CUP for 2109-M12 (in cascaded fabrics)	[**]	[**]
[**]	[**]	CUP for 2109-M14 (single switch fabric)	[**]	[**]
[**]	[**]	CUP for 2109-M14 (in cascaded fabrics)	[**]	[**]
[**]	[**]	8 port Multi-Protocol Router	[**]	[**]
[**]	[**]	8 ports on demand (Plant only)	[**]	[**]
[**]	[**]	8 ports on demand (Field only)	[**]	[**]
[**]	[**]	XPath FCIP	[**]	[**]
[**]	[**]	XPath FCR (Routing)	[**]	[**]
[**]	[**]	XPath FCIP and FC Routing Bundle	[**]	[**]
[**]	[**]	8 port Multi-Protocol Router FRU Switch	[**]	[**]
[**]	[**]	Fan FRU	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 21 to SOW 1
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[**]	[**]	Power Supply FRU	[**]	[**]
[**]	[**]	IBM 2005 32B: 16 active ports, 4g Fiber Channel Switch (SW4100) with two power supplies; includes [**]	[**]	[**]
[**]	[**]	1 IBM 2005 32B: 16 port 4g switch FRU (SW4100); includes [**]	[**]	[**]
[**]	[**]	SW210E, 8 active ports, 0 Eports. Includes [**]	[**]	[**]
[**]	[**]	SW210E, 8 active ports, 0 Eports. [**]	[**]	[**]
[**]	[**]	FRU, SW210E, 8 active ports, 0 Eports. Includes [**])	[**]	[**]
[**]	[**]	FRU, SW210E, 8 active ports, 0 Eports. Includes [**]	[**]	[**]
[**]	[**]	E Port Upgrade (Field)	[**]	[**]
[**]	[**]	E Port Upgrade (Plant)	[**]	[**]
[**]	[**]	SW210E, Fabric Watch	[**]	[**]
[**]	[**]	4p POD (Ports on Demand) license Upgrade	[**]	[**]
[**]	[**]	SW48000, zero port, 2CP, 2PS, 2 PS filler panels, 8 port blade filler panels (2109 M48)	[**]	[**]
[**]	[**]	FRU, CHASSIS, SW48000 [**]	[**]	[**]
[**]	[**]	SW48000, 4g 16 PORT CARD, (Upgrade Blade)	[**]	[**]
[**]	[**]	SW48000, 4g 32 PORT CARD, (Upgrade)	[**]	[**]
[**]	[**]	FRU, 4g 16 PORT CARD, SW48000 (FRU)	[**]	[**]
[**]	[**]	FRU, 4g 16 PORT CARD, SW48000 (FRU)	[**]	[**]
[**]	[**]	FRU, CP CARD, SW48000	[**]	[**]
[**]	[**]	FRU, CHASSIS DOOR, SW48000	[**]	[**]
[**]	[**]	FRU, CABLE MGT COMB, SW48000	[**]	[**]
[**]	[**]	FRU, PORT CARD SLOT FILLER PANEL (SW48000)	[**]	[**]
[**]	[**]	S/W, EXTENDED FABRIC	[**]	[**]
[**]	[**]	S/W, REMOTE SWITCH	[**]	[**]
[**]	[**]	S/W, Director CUP for single switch fabrics	[**]	[**]
[**]	[**]	S/W, Director CUP for cascaded fabrics	[**]	[**]
[**]	[**]	S/W, SECURE FABRIC OS	[**]	[**]

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**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

IBM Part Number	Brocade Product Part Number	Product Description	Annual Software Maintenance Fee per Unit
[**]	[**]	32 Port Fibre Channel Director (SW24000) Includes [**]	[**]
[**]	[**]	Meteor Upgrade kit. Includes: [**]	[**]
[**]	[**]	8 Port Fibre Channel Two Domain Switch Single Power Supply (SW3250), Includes [**]	[**]
[**]	[**]	8 Port Fibre Channel Two Domain Switch Single Power Supply (SW3250), Includes [**]	[**]
[**]	[**]	16 Port Fibre Channel Four Domain Switch, Two Fixed Power Supplies (SW3850), Includes [**]	[**]
[**]	[**]	16 Port Fibre Channel Four Domain Switch, Two Fixed Power Supplies (SW3850), Includes [**]	[**]
[**]	[**]	Fabric Manager 4.x-Enterprise [**]	[**]
[**]	[**]	Fabric Manager 4.x — 3.0 to 4.x Upgrade to Enterprise [**]	[**]
[**]	[**]	Fabric Manager 4.x with 10 Domains	[**]
[**]	[**]	Fabric Manager 4.x Upgrade from 10 Domains to Unlimited Domains	[**]
[**]	[**]	Secure Fabric OS (SW3850)	[**]
[**]	[**]	Secure Fabric OS (SW3250)	[**]
[**]	[**]	Secure Fabric OS (SW12000/24000)	[**]
[**]	[**]	16 active ports, 4g Fiber Channel Switch (SW4100) with two power supplies; includes [**]	[**]
[**]	[**]	Secure Fabric OS (SW4100)	[**]

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[**]	[**]	CUP for 2109-F32 (single switch fabric)	[**]
[**]	[**]	CUP for 2109-F32 (in cascaded fabrics)	[**]
[**]	[**]	CUP for 2109-M12 (single switch fabric)	[**]
[**]	[**]	CUP for 2109-M12 (in cascaded fabrics)	[**]
[**]	[**]	CUP for 2109-M14 (single switch fabric)	[**]
[**]	[**]	CUP for 2109-M14 (in cascaded fabrics)	[**]
[**]	[**]	8 port Multi-Protocol Router	[**]
[**]	[**]	IBM 2005 32B: 16 active ports, 4g Fiber Channel Switch (SW4100) with two power supplies; includes [**]	[**]
[**]	[**]	SW210E, 8 active ports, 0 Eports. Includes [**]	[**]
[**]	[**]	SW210E, 8 active ports, 0 Eports. Includes [**]	[**]
[**]	[**]	SW48000, zero port, 2CP, 2PS, 2 PS filler panels, 8 port blade filler panels	[**]
[**]	[**]	S/W, Director CUP for single switch fabrics	[**]
[**]	[**]	S/W, Director CUP for cascaded fabrics	[**]
[**]	[**]	S/W, SECURE FABRIC OS	[**]

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 21 to SOW 1
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